RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2023

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 35 for “Comments on Non-GAAP Financial Measures.”
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events and the acquisition of certain direct and indirect subsidiaries of American International Group, Inc., including Validus Holdings, Ltd., Validus Specialty, LLC, and Validus Reinsurance, Ltd. (the acquisitions, together with the other transactions contemplated by the Stock Purchase Agreement, the “Validus Acquisition”) and its impact on the Company's business, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following:the Company’s exposure to natural and non-natural catastrophic events

i

and circumstances and the variance it may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; difficulties in integrating the acquired business from the Validus Acquisition; risk that the due diligence process that the Company undertook in connection with the Validus Acquisition may not have revealed all facts that may be relevant in connection with the Validus Acquisition; that historical financial statements of Validus Reinsurance Ltd. are not representative of the future financial position, future results of operations or future cash flows of Validus Reinsurance Ltd. following the Validus Acquisition; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the highly competitive nature of the Company’s industry and its reliance on a small number of brokers; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms or at all; the historically cyclical nature of the (re)insurance industries; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws and regulations; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in prevailing interest rates and recession or the perception that recession may occur; the effect of cybersecurity risks, including technology breaches or failure; a contention by the U.S. Internal Revenue Service that any of the Company’s Bermuda subsidiaries are subject to taxation in the U.S.; the effects of possible future tax reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms, including through debt instruments, the capital markets, and third party investments in the Company's joint ventures and managed funds; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$193,988	$(825,344)	$949,075	$(1,544,670)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$422,303	$(396,674)	$1,189,746	$(6,597)

Underwriting income
Gross premiums written	$1,618,443	$2,220,661	$7,060,325	$7,628,264
Net premiums written	1,421,260	1,821,711	5,880,766	5,850,544
Underwriting income (loss)	385,804	(683,114)	1,106,438	(166,450)

Net claims and claim expense ratio:
Current accident year	58.1%	113.2%	55.3%	76.6%
Prior accident years	(9.0)%	(1.8)%	(5.6)%	(1.9)%
Calendar year	49.1%	111.4%	49.7%	74.7%

Acquisition expense ratio	24.2%	23.6%	24.5%	24.5%
Operating expense ratio	4.7%	3.7%	4.6%	4.4%
Combined ratio	78.0%	138.7%	78.8%	103.6%

Fee income
Management fee income	$44,486	$24,989	$128,830	$82,918
Performance fee income	20,072	739	37,181	5,414
Total fee income	$64,558	$25,728	$166,011	$88,332

Investment results - managed
Net investment income	$329,108	$157,793	$876,148	$348,695
Net realized and unrealized gains (losses) on investments	(228,087)	(641,500)	(171,417)	(1,968,624)
Total investment result	$101,021	$(483,707)	$704,731	$(1,619,929)
Total investment return - annualized	2.0%	(8.9)%	4.2%	(10.1)%

Investment results - retained (1)
Net investment income	$216,764	$110,105	$574,088	$247,763
Net realized and unrealized gains (losses) on investments	(220,486)	(453,242)	(204,622)	(1,613,936)
Total investment result	$(3,722)	$(343,137)	$369,466	$(1,366,173)
Total investment return - annualized	0.0%	(9.6)%	3.1%	(12.7)%
(1)    See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.81	$(19.27)	$20.17	$(35.84)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.80	$(19.27)	$20.13	$(35.84)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$8.33	$(9.27)	$25.32	$(0.16)

Average shares outstanding - basic	50,261	42,837	46,345	43,121
Average shares outstanding - diluted	50,358	42,837	46,451	43,121

Return on average common equity - annualized	11.5%	(72.4)%	22.1%	(40.5)%
Operating return on average common equity - annualized (1)	25.0%	(34.8)%	27.7%	(0.2)%

	September 30, 2023	December 31, 2022
Book value per common share	$133.63	$104.65
Tangible book value per common share (1)	$128.71	$98.81
Tangible book value per common share plus accumulated dividends (1)	$154.85	$123.81
Year to date change in book value per common share plus change in accumulated dividends	28.8%	(19.7)%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	31.4%	(20.6)%
(1)    See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Revenues
Gross premiums written	$1,618,443	$2,220,661	$7,060,325	$7,628,264
Net premiums written	$1,421,260	$1,821,711	$5,880,766	$5,850,544
Decrease (increase) in unearned premiums	334,616	(54,690)	(659,078)	(1,140,715)
Net premiums earned	1,755,876	1,767,021	5,221,688	4,709,829
Net investment income	329,108	157,793	876,148	348,695
Net foreign exchange gains (losses)	(25,886)	(1,383)	(53,877)	(67,690)
Equity in earnings (losses) of other ventures	10,842	1,739	28,072	2,732
Other income (loss)	(5,866)	2,834	(6,296)	4,950
Net realized and unrealized gains (losses) on investments	(228,087)	(641,500)	(171,417)	(1,968,624)
Total revenues	1,835,987	1,286,504	5,894,318	3,029,892
Expenses
Net claims and claim expenses incurred	861,576	1,967,931	2,593,987	3,515,903
Acquisition expenses	425,745	417,644	1,280,547	1,155,389
Operational expenses	82,751	64,560	240,716	204,987
Corporate expenses	17,143	10,384	53,357	35,238
Interest expense	22,951	12,101	49,980	35,951
Total expenses	1,410,166	2,472,620	4,218,587	4,947,468
Income (loss) before taxes	425,821	(1,186,116)	1,675,731	(1,917,576)
Income tax benefit (expense)	(9,295)	(2,814)	(44,139)	64,427
Net income (loss)	416,526	(1,188,930)	1,631,592	(1,853,149)
Net (income) loss attributable to redeemable noncontrolling interests	(213,695)	372,429	(655,986)	335,010
Net income (loss) attributable to RenaissanceRe	202,831	(816,501)	975,606	(1,518,139)
Dividends on preference shares	(8,843)	(8,843)	(26,531)	(26,531)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$193,988	$(825,344)	$949,075	$(1,544,670)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.81	$(19.27)	$20.17	$(35.84)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.80	$(19.27)	$20.13	$(35.84)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$8.33	$(9.27)	$25.32	$(0.16)

Return on average common equity - annualized	11.5%	(72.4)%	22.1%	(40.5)%
Operating return on average common equity - annualized (1)	25.0%	(34.8)%	27.7%	(0.2)%
(1)    See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	September 30, 2023	December 31, 2022
Assets
Fixed maturity investments trading, at fair value – amortized cost $16,754,568 at September 30, 2023 (December 31, 2022 – $15,038,551)	$16,083,046	$14,351,402
Short term investments, at fair value - amortized cost $6,521,007 at September 30, 2023 (December 31, 2022 - $4,671,581)	6,519,207	4,669,272
Equity investments, at fair value	95,342	625,058
Other investments, at fair value	3,167,941	2,494,954
Investments in other ventures, under equity method	101,103	79,750
Total investments	25,966,639	22,220,436
Cash and cash equivalents	1,195,884	1,194,339
Premiums receivable	5,928,809	5,139,471
Prepaid reinsurance premiums	1,028,916	1,021,412
Reinsurance recoverable	4,253,259	4,710,925
Accrued investment income	153,573	121,501
Deferred acquisition costs	1,267,088	1,171,738
Receivable for investments sold	480,727	350,526
Other assets	334,284	384,702
Goodwill and other intangibles	233,897	237,828
Total assets	$40,843,076	$36,552,878
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$15,955,165	$15,892,573
Unearned premiums	5,222,496	4,559,107
Debt	1,882,893	1,170,442
Reinsurance balances payable	3,323,606	3,928,281
Payable for investments purchased	811,578	493,776
Other liabilities	396,487	648,036
Total liabilities	27,592,225	26,692,215
Redeemable noncontrolling interests	5,662,234	4,535,389
Shareholders' Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at September 30, 2023 (December 31, 2022 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 51,173,930 shares issued and outstanding at September 30, 2023 (December 31, 2022 – 43,717,836)	51,174	43,718
Additional paid-in capital	1,836,742	475,647
Accumulated other comprehensive loss	(14,506)	(15,462)
Retained earnings	4,965,207	4,071,371
Total shareholders' equity attributable to RenaissanceRe	7,588,617	5,325,274
Total liabilities, noncontrolling interests and shareholders' equity	$40,843,076	$36,552,878

Book value per common share	$133.63	$104.65

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended September 30, 2023			Three months ended September 30, 2022
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$511,012	$1,107,431	$1,618,443	$800,330	$1,420,331	$2,220,661
Net premiums written	$444,872	$976,388	$1,421,260	$696,520	$1,125,191	$1,821,711
Net premiums earned	$760,365	$995,511	$1,755,876	$839,817	$927,204	$1,767,021
Net claims and claim expenses incurred	206,361	655,215	861,576	1,372,583	595,348	1,967,931
Acquisition expenses	143,348	282,397	425,745	141,675	275,969	417,644
Operational expenses	54,624	28,127	82,751	48,158	16,402	64,560
Underwriting income (loss)	$356,032	$29,772	$385,804	$(722,599)	$39,485	$(683,114)

Net claims and claim expenses incurred:
Current accident year	$350,238	$669,285	$1,019,523	$1,396,842	$602,995	$1,999,837
Prior accident years	(143,877)	(14,070)	(157,947)	(24,259)	(7,647)	(31,906)
Total	$206,361	$655,215	$861,576	$1,372,583	$595,348	$1,967,931

Net claims and claim expense ratio:
Current accident year	46.1%	67.2%	58.1%	166.3%	65.0%	113.2%
Prior accident years	(19.0)%	(1.4)%	(9.0)%	(2.9)%	(0.8)%	(1.8)%
Calendar year	27.1%	65.8%	49.1%	163.4%	64.2%	111.4%
Acquisition expense ratio	18.9%	28.4%	24.2%	16.9%	29.7%	23.6%
Operating expense ratio	7.2%	2.8%	4.7%	5.7%	1.8%	3.7%
Combined ratio	53.2%	97.0%	78.0%	186.0%	95.7%	138.7%

5

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2023			Nine months ended September 30, 2022
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$3,217,817	$3,842,508	$7,060,325	$3,362,159	$4,266,105	$7,628,264
Net premiums written	$2,609,356	$3,271,410	$5,880,766	$2,474,661	$3,375,883	$5,850,544
Net premiums earned	$2,206,471	$3,015,217	$5,221,688	$2,081,989	$2,627,840	$4,709,829
Net claims and claim expenses incurred	675,963	1,918,024	2,593,987	1,804,268	1,711,635	3,515,903
Acquisition expenses	429,273	851,274	1,280,547	406,338	749,051	1,155,389
Operational expenses	165,514	75,202	240,716	144,717	60,270	204,987
Underwriting income (loss)	$935,721	$170,717	$1,106,438	$(273,334)	$106,884	$(166,450)

Net claims and claim expenses incurred:
Current accident year	$933,172	$1,955,612	$2,888,784	$1,880,337	$1,728,262	$3,608,599
Prior accident years	(257,209)	(37,588)	(294,797)	(76,069)	(16,627)	(92,696)
Total	$675,963	$1,918,024	$2,593,987	$1,804,268	$1,711,635	$3,515,903

Net claims and claim expense ratio:
Current accident year	42.3%	64.9%	55.3%	90.3%	65.8%	76.6%
Prior accident years	(11.7)%	(1.3)%	(5.6)%	(3.6)%	(0.7)%	(1.9)%
Calendar year	30.6%	63.6%	49.7%	86.7%	65.1%	74.7%
Acquisition expense ratio	19.5%	28.2%	24.5%	19.4%	28.5%	24.5%
Operating expense ratio	7.5%	2.5%	4.6%	7.0%	2.3%	4.4%
Combined ratio	57.6%	94.3%	78.8%	113.1%	95.9%	103.6%

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend
	Total
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Gross premiums written	$1,618,443	$2,651,621	$2,790,261	$1,585,276	$2,220,661
Net premiums written	$1,421,260	$2,195,803	$2,263,703	$1,345,616	$1,821,711
Net premiums earned	$1,755,876	$1,785,262	$1,680,550	$1,624,160	$1,767,021
Net claims and claim expenses incurred	861,576	931,211	801,200	822,937	1,967,931
Acquisition expenses	425,745	422,545	432,257	413,217	417,644
Operational expenses	82,751	80,491	77,474	71,704	64,560
Underwriting income (loss)	$385,804	$351,015	$369,619	$316,302	$(683,114)

Net claims and claim expenses incurred:
Current accident year	$1,019,523	$963,309	$905,952	$977,823	$1,999,837
Prior accident years	(157,947)	(32,098)	(104,752)	(154,886)	(31,906)
Total	$861,576	$931,211	$801,200	$822,937	$1,967,931

Net claims and claim expense ratio:
Current accident year	58.1%	54.0%	53.9%	60.2%	113.2%
Prior accident years	(9.0)%	(1.8)%	(6.2)%	(9.5)%	(1.8)%
Calendar year	49.1%	52.2%	47.7%	50.7%	111.4%
Acquisition expense ratio	24.2%	23.6%	25.7%	25.4%	23.6%
Operating expense ratio	4.7%	4.5%	4.6%	4.4%	3.7%
Combined ratio	78.0%	80.3%	78.0%	80.5%	138.7%

7

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend
	Property
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Gross premiums written	$511,012	$1,402,606	$1,304,199	$372,082	$800,330
Net premiums written	$444,872	$1,144,655	$1,019,829	$372,998	$696,520
Net premiums earned	$760,365	$758,686	$687,420	$688,238	$839,817
Net claims and claim expenses incurred	206,361	281,993	187,609	240,503	1,372,583
Acquisition expenses	143,348	140,606	145,319	140,872	141,675
Operational expenses	54,624	55,077	55,813	49,638	48,158
Underwriting income (loss)	$356,032	$281,010	$298,679	$257,225	$(722,599)

Net claims and claim expenses incurred:
Current accident year	$350,238	$313,632	$269,302	$370,175	$1,396,842
Prior accident years	(143,877)	(31,639)	(81,693)	(129,672)	(24,259)
Total	$206,361	$281,993	$187,609	$240,503	$1,372,583

Net claims and claim expense ratio:
Current accident year	46.1%	41.3%	39.2%	53.8%	166.3%
Prior accident years	(19.0)%	(4.1)%	(11.9)%	(18.9)%	(2.9)%
Calendar year	27.1%	37.2%	27.3%	34.9%	163.4%
Acquisition expense ratio	18.9%	18.5%	21.2%	20.5%	16.9%
Operating expense ratio	7.2%	7.3%	8.1%	7.2%	5.7%
Combined ratio	53.2%	63.0%	56.6%	62.6%	186.0%

8

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend
	Casualty and Specialty
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Gross premiums written	$1,107,431	$1,249,015	$1,486,062	$1,213,194	$1,420,331
Net premiums written	$976,388	$1,051,148	$1,243,874	$972,618	$1,125,191
Net premiums earned	$995,511	$1,026,576	$993,130	$935,922	$927,204
Net claims and claim expenses incurred	655,215	649,218	613,591	582,434	595,348
Acquisition expenses	282,397	281,939	286,938	272,345	275,969
Operational expenses	28,127	25,414	21,661	22,066	16,402
Underwriting income (loss)	$29,772	$70,005	$70,940	$59,077	$39,485

Net claims and claim expenses incurred:
Current accident year	$669,285	$649,677	$636,650	$607,648	$602,995
Prior accident years	(14,070)	(459)	(23,059)	(25,214)	(7,647)
Total	$655,215	$649,218	$613,591	$582,434	$595,348

Net claims and claim expense ratio:
Current accident year	67.2%	63.3%	64.1%	64.9%	65.0%
Prior accident years	(1.4)%	(0.1)%	(2.3)%	(2.7)%	(0.8)%
Calendar year	65.8%	63.2%	61.8%	62.2%	64.2%
Acquisition expense ratio	28.4%	27.5%	28.9%	29.1%	29.7%
Operating expense ratio	2.8%	2.5%	2.2%	2.4%	1.8%
Combined ratio	97.0%	93.2%	92.9%	93.7%	95.7%

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended September 30, 2023			Three months ended September 30, 2022
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$160,821	$350,191	$511,012	$391,347	$408,983	$800,330
Net premiums written	$95,483	$349,389	$444,872	$324,265	$372,255	$696,520
Net premiums earned	$407,738	$352,627	$760,365	$506,749	$333,068	$839,817
Net claims and claim expenses incurred	33,476	172,885	206,361	828,628	543,955	1,372,583
Acquisition expenses	50,779	92,569	143,348	37,666	104,009	141,675
Operational expenses	44,343	10,281	54,624	39,078	9,080	48,158
Underwriting income (loss)	$279,140	$76,892	$356,032	$(398,623)	$(323,976)	$(722,599)

Net claims and claim expenses incurred:
Current accident year	$116,377	$233,861	$350,238	$865,112	$531,730	$1,396,842
Prior accident years	(82,901)	(60,976)	(143,877)	(36,484)	12,225	(24,259)
Total	$33,476	$172,885	$206,361	$828,628	$543,955	$1,372,583

Net claims and claim expense ratio:
Current accident year	28.5%	66.3%	46.1%	170.7%	159.6%	166.3%
Prior accident years	(20.3)%	(17.3)%	(19.0)%	(7.2)%	3.7%	(2.9)%
Calendar year	8.2%	49.0%	27.1%	163.5%	163.3%	163.4%
Acquisition expense ratio	12.4%	26.3%	18.9%	7.5%	31.3%	16.9%
Operating expense ratio	10.9%	2.9%	7.2%	7.7%	2.7%	5.7%
Combined ratio	31.5%	78.2%	53.2%	178.7%	197.3%	186.0%

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Nine months ended September 30, 2023			Nine months ended September 30, 2022
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,091,255	$1,126,562	$3,217,817	$2,080,771	$1,281,388	$3,362,159
Net premiums written	$1,683,906	$925,450	$2,609,356	$1,424,556	$1,050,105	$2,474,661
Net premiums earned	$1,184,224	$1,022,247	$2,206,471	$1,065,516	$1,016,473	$2,081,989
Net claims and claim expenses incurred	138,757	537,206	675,963	900,135	904,133	1,804,268
Acquisition expenses	143,466	285,807	429,273	110,108	296,230	406,338
Operational expenses	134,304	31,210	165,514	117,612	27,105	144,717
Underwriting income (loss)	$767,697	$168,024	$935,721	$(62,339)	$(210,995)	$(273,334)

Net claims and claim expenses incurred:
Current accident year	$323,172	$610,000	$933,172	$997,230	$883,107	$1,880,337
Prior accident years	(184,415)	(72,794)	(257,209)	(97,095)	21,026	(76,069)
Total	$138,757	$537,206	$675,963	$900,135	$904,133	$1,804,268

Net claims and claim expense ratio:
Current accident year	27.3%	59.7%	42.3%	93.6%	86.9%	90.3%
Prior accident years	(15.6)%	(7.1)%	(11.7)%	(9.1)%	2.0%	(3.6)%
Calendar year	11.7%	52.6%	30.6%	84.5%	88.9%	86.7%
Acquisition expense ratio	12.2%	27.9%	19.5%	10.4%	29.2%	19.4%
Operating expense ratio	11.3%	3.1%	7.5%	11.0%	2.7%	7.0%
Combined ratio	35.2%	83.6%	57.6%	105.9%	120.8%	113.1%

11

Underwriting and Reserves
Gross Premiums Written
	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2023	September 30, 2022			September 30, 2023	September 30, 2022
Property Segment
Catastrophe	$168,896	$162,960	$5,936	3.6%	$2,096,530	$1,829,509	$267,021	14.6%
Catastrophe - gross reinstatement premiums	(8,075)	228,387	(236,462)	(103.5)%	(5,275)	251,262	(256,537)	(102.1)%
Total catastrophe gross premiums written	160,821	391,347	(230,526)	(58.9)%	2,091,255	2,080,771	10,484	0.5%
Other property	346,703	406,003	(59,300)	(14.6)%	1,125,498	1,274,450	(148,952)	(11.7)%
Other property - gross reinstatement premiums	3,488	2,980	508	17.0%	1,064	6,938	(5,874)	(84.7)%
Total other property gross premiums written	350,191	408,983	(58,792)	(14.4)%	1,126,562	1,281,388	(154,826)	(12.1)%
Property segment gross premiums written	$511,012	$800,330	$(289,318)	(36.1)%	$3,217,817	$3,362,159	$(144,342)	(4.3)%

Casualty and Specialty Segment
General casualty (1)	$350,954	$397,818	$(46,864)	(11.8)%	$1,194,791	$1,200,693	$(5,902)	(0.5)%
Professional liability (2)	281,259	380,125	(98,866)	(26.0)%	971,796	1,378,645	(406,849)	(29.5)%
Credit (3)	139,184	365,863	(226,679)	(62.0)%	562,845	844,447	(281,602)	(33.3)%
Other specialty (4)	336,034	276,525	59,509	21.5%	1,113,076	842,320	270,756	32.1%
Casualty and Specialty segment gross premiums written	$1,107,431	$1,420,331	$(312,900)	(22.0)%	$3,842,508	$4,266,105	$(423,597)	(9.9)%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written
	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2023	September 30, 2022			September 30, 2023	September 30, 2022
Property Segment
Catastrophe	$100,381	$120,834	$(20,453)	(16.9)%	$1,682,336	$1,198,957	$483,379	40.3%
Catastrophe - net reinstatement premiums	(4,898)	203,431	(208,329)	(102.4)%	1,570	225,599	(224,029)	(99.3)%
Total catastrophe net premiums written	95,483	324,265	(228,782)	(70.6)%	1,683,906	1,424,556	259,350	18.2%
Other property	337,944	401,440	(63,496)	(15.8)%	917,770	1,075,562	(157,792)	(14.7)%
Other property - net reinstatement premiums	11,445	(29,185)	40,630	(139.2)%	7,680	(25,457)	33,137	(130.2)%
Total other property net premiums written	349,389	372,255	(22,866)	(6.1)%	925,450	1,050,105	(124,655)	(11.9)%
Property segment net premiums written	$444,872	$696,520	$(251,648)	(36.1)%	$2,609,356	$2,474,661	$134,695	5.4%

Casualty and Specialty Segment
General casualty (1)	$321,685	$330,005	$(8,320)	(2.5)%	$1,083,185	$1,002,357	$80,828	8.1%
Professional liability (2)	251,200	298,977	(47,777)	(16.0)%	829,776	1,086,205	(256,429)	(23.6)%
Credit (3)	108,857	260,189	(151,332)	(58.2)%	403,965	593,315	(189,350)	(31.9)%
Other specialty (4)	294,646	236,020	58,626	24.8%	954,484	694,006	260,478	37.5%
Casualty and Specialty segment net premiums written	$976,388	$1,125,191	$(148,803)	(13.2)%	$3,271,410	3,375,883	$(104,473)	(3.1)%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned
	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2023	September 30, 2022			September 30, 2023	September 30, 2022
Property Segment
Catastrophe	$412,636	$303,318	$109,318	36.0%	$1,182,654	$839,917	$342,737	40.8%
Catastrophe - net reinstatement premiums	(4,898)	203,431	(208,329)	(102.4)%	1,570	225,599	(224,029)	(99.3)%
Total catastrophe net premiums earned	407,738	506,749	(99,011)	(19.5)%	1,184,224	1,065,516	118,708	11.1%
Other property	341,182	362,253	(21,071)	(5.8)%	1,014,567	1,041,930	(27,363)	(2.6)%
Other property - net reinstatement premiums	11,445	(29,185)	40,630	(139.2)%	7,680	(25,457)	33,137	(130.2)%
Total other property net premiums earned	352,627	333,068	19,559	5.9%	1,022,247	1,016,473	5,774	0.6%
Property segment net premiums earned	$760,365	$839,817	$(79,452)	(9.5)%	$2,206,471	$2,081,989	$124,482	6.0%

Casualty and Specialty Segment
General casualty (1)	$334,597	$315,064	$19,533	6.2%	$1,013,498	$891,345	$122,153	13.7%
Professional liability (2)	265,471	283,653	(18,182)	(6.4)%	841,267	867,293	(26,026)	(3.0)%
Credit (3)	116,524	112,840	3,684	3.3%	364,617	283,330	81,287	28.7%
Other specialty (4)	278,919	215,647	63,272	29.3%	795,835	585,872	209,963	35.8%
Casualty and Specialty segment net premiums earned	$995,511	$927,204	$68,307	7.4%	$3,015,217	$2,627,840	$387,377	14.7%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2023
Property	$1,944,257	$1,791,160	$2,647,186	$6,382,603
Casualty and Specialty	2,039,068	214,082	7,319,412	9,572,562
Total	$3,983,325	$2,005,242	$9,966,598	$15,955,165

December 31, 2022
Property	$1,956,688	$2,008,891	$3,570,253	$7,535,832
Casualty and Specialty	1,864,365	167,993	6,324,383	8,356,741
Total	$3,821,053	$2,176,884	$9,894,636	$15,892,573

15

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended September 30, 2023			Three months ended September 30, 2022
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$16,138,128	$4,689,351	$11,448,777	$13,442,806	$4,206,459	$9,236,347
Incurred claims and claim expenses
Current year	1,157,972	138,449	1,019,523	3,196,128	1,196,291	1,999,837
Prior years	(364,103)	(206,156)	(157,947)	(99,588)	(67,682)	(31,906)
Total incurred claims and claim expenses	793,869	(67,707)	861,576	3,096,540	1,128,609	1,967,931
Paid claims and claim expenses
Current year	105,457	17,211	88,246	73,028	12,894	60,134
Prior years	823,494	349,478	474,016	655,646	330,648	324,998
Total paid claims and claim expenses	928,951	366,689	562,262	728,674	343,542	385,132
Foreign exchange (1)	(47,881)	(1,696)	(46,185)	(147,717)	(22,282)	(125,435)
Reserve for claims and claim expenses, end of period	$15,955,165	$4,253,259	$11,701,906	$15,662,955	$4,969,244	$10,693,711

	Nine months ended September 30, 2023			Nine months ended September 30, 2022
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$15,892,573	$4,710,925	$11,181,648	$13,294,630	$4,268,669	$9,025,961
Incurred claims and claim expenses
Current year	3,334,721	445,937	2,888,784	5,099,492	1,490,893	3,608,599
Prior years	(491,492)	(196,695)	(294,797)	(186,179)	(93,483)	(92,696)
Total incurred claims and claim expenses	2,843,229	249,242	2,593,987	4,913,313	1,397,410	3,515,903
Paid claims and claim expenses
Current year	209,938	28,783	181,155	118,612	17,354	101,258
Prior years	2,570,546	689,846	1,880,700	2,077,584	622,607	1,454,977
Total paid claims and claim expenses	2,780,484	718,629	2,061,855	2,196,196	639,961	1,556,235
Foreign exchange (1)	(153)	11,721	(11,874)	(348,792)	(56,874)	(291,918)
Reserve for claims and claim expenses, end of period	$15,955,165	$4,253,259	$11,701,906	$15,662,955	$4,969,244	$10,693,711
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. (“DaVinci”), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. (“Vermeer”), Fontana Holdings L.P. and its subsidiaries (“Fontana”), and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. ("Upsilon Fund") and RenaissanceRe Medici Fund Ltd. (“Medici”). Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Management fee income
Joint ventures	$31,463	$12,271	$89,774	$43,369
Structured reinsurance products and other	7,053	6,377	20,676	20,250
Managed funds	5,970	6,341	18,380	19,299
Total management fee income	44,486	24,989	128,830	82,918

Performance fee income (loss)
Joint ventures	17,152	1,915	32,039	2,849
Structured reinsurance products and other	2,854	(1,360)	4,412	2,060
Managed funds	66	184	730	505
Total performance fee income (loss) (1)	20,072	739	37,181	5,414
Total fee income	$64,558	$25,728	$166,011	$88,332
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Nine months ended
Fee income contributing to:	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Underwriting income (loss) (1)	$6,873	$11,366	$28,198	$36,278
Earnings from equity method investments (2)	(446)	19	(1,004)	69
Redeemable noncontrolling interests (3)	58,131	14,343	138,817	51,985
Total fee income	$64,558	$25,728	$166,011	$88,332
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinci, Top Layer Reinsurance Ltd., Vermeer, Fontana, and certain entities investing in Langhorne Holdings LLC. Managed funds include Upsilon Fund and Medici. Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Management fee income
Joint ventures	$31,463	$30,313	$27,998	$13,377	$12,271
Structured reinsurance products and other	7,053	6,985	6,638	6,342	6,377
Managed funds	5,970	6,141	6,269	6,265	6,341
Total management fee income	44,486	43,439	40,905	25,984	24,989

Performance fee income (loss)
Joint ventures	17,152	13,132	1,755	1,505	1,915
Structured reinsurance products and other	2,854	(197)	1,755	2,391	(1,360)
Managed funds	66	307	357	467	184
Total performance fee income (loss) (1)	20,072	13,242	3,867	4,363	739
Total fee income	$64,558	$56,681	$44,772	$30,347	$25,728
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
Fee income contributing to:	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Underwriting income (loss) (1)	$6,873	$8,184	$13,141	$13,668	$11,366
Earnings from equity method investments (2)	(446)	(417)	(141)	25	19
Redeemable noncontrolling interests (3)	58,131	48,914	31,772	16,654	14,343
Total fee income	$64,558	$56,681	$44,772	$30,347	$25,728
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinci, Medici, Vermeer and Fontana (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Redeemable noncontrolling interests - DaVinci	$(107,881)	$219,191	$(333,490)	$185,692
Redeemable noncontrolling interests - Medici	(60,022)	107,461	(167,281)	139,635
Redeemable noncontrolling interests - Vermeer	(51,959)	39,164	(151,527)	(2,471)
Redeemable noncontrolling interests - Fontana	6,167	6,613	(3,688)	12,154
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(213,695)	$372,429	$(655,986)	$335,010

	Three months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(265,152)	$277,939	$(741,148)	$74,013
Non-operating (income) loss attributable to redeemable noncontrolling interests	51,457	94,490	85,162	260,997
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(213,695)	$372,429	$(655,986)	$335,010
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	September 30, 2023	December 31, 2022
Redeemable noncontrolling interests - DaVinci	$2,331,952	$1,740,300
Redeemable noncontrolling interests - Medici	1,591,196	1,036,218
Redeemable noncontrolling interests - Vermeer	1,467,367	1,490,840
Redeemable noncontrolling interests - Fontana	271,719	268,031
Redeemable noncontrolling interests	$5,662,234	$4,535,389
A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	September 30, 2023	December 31, 2022
DaVinci	72.2%	69.1%
Medici	89.2%	87.2%
Vermeer	100.0%	100.0%
Fontana	68.4%	68.4%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Revenues
Gross premiums written	$71,414	$181,804	$1,091,850	$914,121
Net premiums written	$56,810	$169,168	$1,012,462	$844,110
Decrease (increase) in unearned premiums	196,643	126,396	(299,067)	(208,410)
Net premiums earned	253,453	295,564	713,395	635,700
Net investment income	54,367	25,994	147,240	51,977
Net foreign exchange gains (losses)	(2,439)	4,165	(2,922)	5,162
Net realized and unrealized gains (losses) on investments	(38,706)	(98,706)	(57,824)	(292,377)
Total revenues	266,675	227,017	799,889	400,462
Expenses
Net claims and claim expenses incurred	22,850	512,073	117,845	552,916
Acquisition expenses	60,061	20,394	134,237	62,649
Operational and corporate expenses	31,058	9,839	86,656	44,343
Interest expense	1,859	1,859	5,575	5,575
Total expenses	115,828	544,165	344,313	665,483
Income (loss) before taxes	150,847	(317,148)	455,576	(265,021)
Income tax benefit (expense)	(1,593)	(5)	(3,249)	(5)
Net income (loss) available (attributable) to DaVinci common shareholders	$149,254	$(317,153)	$452,327	$(265,026)

Net claims and claim expenses incurred - current accident year	$74,850	$524,996	$209,103	$615,664
Net claims and claim expenses incurred - prior accident years	(52,000)	(12,923)	(91,258)	(62,748)
Net claims and claim expenses incurred - total	$22,850	$512,073	$117,845	$552,916

Net claims and claim expense ratio - current accident year	29.5%	177.6%	29.3%	96.8%
Net claims and claim expense ratio - prior accident years	(20.5)%	(4.3)%	(12.8)%	(9.8)%
Net claims and claim expense ratio - calendar year	9.0%	173.3%	16.5%	87.0%
Underwriting expense ratio	36.0%	10.2%	31.0%	16.8%
Combined ratio	45.0%	183.5%	47.5%	103.8%

21

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Fixed maturity investments trading	$188,781	$107,182	$150,871	$87,326
Short term investments	66,722	11,601	39,189	4,733
Equity investments	510	6,120	510	6,120
Other investments
Catastrophe bonds	54,583	25,748	6,682	3,707
Other	20,031	11,258	20,031	11,258
Cash and cash equivalents	4,160	1,386	3,882	1,261
	334,787	163,295	221,165	114,405
Investment expenses	(5,679)	(5,502)	(4,401)	(4,300)
Net investment income	$329,108	$157,793	$216,764	$110,105

Net investment income return - annualized	5.7%	3.2%	4.9%	3.2%

Net realized gains (losses) on fixed maturity investments trading	$(121,112)	$(213,493)	$(95,934)	$(164,791)
Net unrealized gains (losses) on fixed maturity investments trading	(158,226)	(210,665)	(138,664)	(180,596)
Net realized and unrealized gains (losses) on investment-related derivatives	30,594	(55,580)	22,227	(56,422)
Net realized gains (losses) on equity investments	(10)	3,066	(10)	3,066
Net unrealized gains (losses) on equity investments	2,261	(46,301)	2,256	(46,297)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	32,474	(126,992)	3,707	(16,667)
Net realized and unrealized gains (losses) on other investments - other	(14,068)	8,465	(14,068)	8,465
Net realized and unrealized gains (losses) on investments	(228,087)	(641,500)	(220,486)	(453,242)
Total investment result	$101,021	$(483,707)	$(3,722)	$(343,137)

Average invested assets	$25,751,710	$20,745,479	$17,451,582	$13,752,864

Total investment return - annualized	2.0%	(8.9)%	0.0%	(9.6)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Nine months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Fixed maturity investments trading	$514,020	$246,146	$406,126	$206,294
Short term investments	149,903	17,134	76,864	6,836
Equity investments	6,675	13,390	6,675	13,390
Other investments
Catastrophe bonds	142,936	63,343	19,181	9,379
Other	65,422	23,704	65,422	23,704
Cash and cash equivalents	13,009	1,250	12,244	1,137
	891,965	364,967	586,512	260,740
Investment expenses	(15,817)	(16,272)	(12,424)	(12,977)
Net investment income	$876,148	$348,695	$574,088	$247,763

Net investment income return - annualized	5.1%	2.3%	4.7%	2.4%

Net realized gains (losses) on fixed maturity investments trading	$(300,089)	$(621,799)	$(250,141)	$(512,583)
Net unrealized gains (losses) on fixed maturity investments trading	14,007	(824,662)	18,324	(716,116)
Net realized and unrealized gains (losses) on investment-related derivatives	(22,295)	(161,946)	(26,373)	(163,517)
Net realized gains (losses) on equity investments	(27,503)	38,638	(27,503)	38,638
Net unrealized gains (losses) on equity investments	62,039	(222,074)	62,042	(222,076)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	94,786	(159,913)	11,391	(21,414)
Net realized and unrealized gains (losses) on other investments - other	7,638	(16,868)	7,638	(16,868)
Net realized and unrealized gains (losses) on investments	(171,417)	(1,968,624)	(204,622)	(1,613,936)
Total investment result	$704,731	$(1,619,929)	$369,466	$(1,366,173)

Average invested assets	$24,233,329	$20,946,208	$16,210,884	$14,087,633

Total investment return - annualized	4.2%	(10.1)%	3.1%	(12.7)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	September 30, 2023				December 31, 2022
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$8,587,946	$(241,754)	$7,001,514	$(225,495)	$7,180,129	$(186,451)	$5,772,302	$(168,146)
Corporate (3)	4,482,082	(276,457)	3,395,024	(242,885)	4,390,568	(331,461)	3,392,129	(300,245)
Other (4)	3,013,018	(153,311)	2,433,368	(116,767)	2,780,705	(169,237)	2,339,897	(140,789)
Total fixed maturity investments trading, at fair value	16,083,046	(671,522)	12,829,906	(585,147)	14,351,402	(687,149)	11,504,328	(609,180)
Short term investments, at fair value	6,519,207	(1,800)	2,949,456	(427)	4,669,272	(2,309)	1,131,408	(817)
Equity investments, at fair value	95,342	51,448	95,118	51,441	625,058	(10,590)	624,870	(10,600)
Other investments, at fair value
Catastrophe bonds	1,697,810	(85,921)	204,596	(37,643)	1,241,468	(182,798)	209,114	(51,841)
Fund investments	1,303,740	139,252	1,303,740	139,252	1,086,706	111,423	1,086,706	111,423
Term loans	98,876	—	98,876	—	100,000	—	100,000	—
Direct private equity investments	67,515	(30,749)	67,515	(30,749)	66,780	(31,484)	66,780	(31,484)
Total other investments, at fair value	3,167,941	22,582	1,674,727	70,860	2,494,954	(102,859)	1,462,600	28,098
Investments in other ventures, under equity method	101,103	—	101,103	—	79,750	—	79,750	—
Total investments	$25,966,639	$(599,292)	$17,650,310	$(463,273)	$22,220,436	$(802,907)	$14,802,956	$(592,499)

	September 30, 2023		December 31, 2022
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	6.3%	6.0%	5.7%	5.6%
Average duration of investments, in years (5)	2.1	2.6	2.5	3.2
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$(11.43)		$(13.93)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading portfolio.
(5)Excludes equity investments, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See "Comments on Non-GAAP Financial Measures" for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
September 30, 2023	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$8,587,946	$—	$8,587,946	$—	$—	$—	$—	$—
Corporate (3)	4,482,082	174,022	253,377	1,426,187	1,590,435	1,016,133	21,928	—
Agencies	460,936	—	460,056	—	—	—	880	—
Non-U.S. government	403,758	223,698	178,560	1,500	—	—	—	—
Residential mortgage-backed	806,120	95,639	545,664	3,537	7,274	86,406	67,600	—
Commercial mortgage-backed	210,942	161,996	33,545	2,165	5,938	3,789	3,509	—
Asset-backed	1,131,262	831,570	207,486	70,921	18,911	1,961	413	—
Total fixed maturity investments trading, at fair value	16,083,046	1,486,925	10,266,634	1,504,310	1,622,558	1,108,289	94,330	—

Short term investments, at fair value	6,519,207	6,431,272	81,045	275	4,769	1,846	—	—

Equity investments, at fair value	95,342	—	—	—	—	—	—	95,342

Other investments, at fair value
Catastrophe bonds	1,697,810	—	—	—	—	1,697,810	—	—
Fund investments:
Private credit funds	928,961	—	—	—	—	—	—	928,961
Private equity funds	374,779	—	—	—	—	—	—	374,779
Term loans	98,876	—	—	98,876	—	—	—	—
Direct private equity investments	67,515	—	—	—	—	—	—	67,515
Total other investments, at fair value	3,167,941	—	—	98,876	—	1,697,810	—	1,371,255

Investments in other ventures, under equity method	101,103	—	—	—	—	—	—	101,103

Total investments	$25,966,639	$7,918,197	$10,347,679	$1,603,461	$1,627,327	$2,807,945	$94,330	$1,567,700
	100.0%	30.5%	39.8%	6.2%	6.3%	10.8%	0.4%	6.0%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
September 30, 2023	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,001,514	$—	$7,001,514	$—	$—	$—	$—	$—
Corporate (3)	3,395,024	128,525	203,584	1,060,871	1,112,321	871,815	17,908	—
Agencies	347,524	—	346,644	—	—	—	880	—
Non-U.S. government	331,219	187,347	142,372	1,500	—	—	—	—
Residential mortgage-backed	576,873	71,192	340,864	3,537	7,274	86,406	67,600	—
Commercial mortgage-backed	139,098	96,185	27,512	2,165	5,938	3,789	3,509	—
Asset-backed	1,038,654	740,726	206,660	69,983	18,911	1,961	413	—
Total fixed maturity investments trading, at fair value	12,829,906	1,223,975	8,269,150	1,138,056	1,144,444	963,971	90,310	—

Short term investments, at fair value	2,949,456	2,874,704	68,552	76	4,769	1,355	—	—

Equity investments, at fair value	95,118	—	—	—	—	—	—	95,118

Other investments, at fair value
Catastrophe bonds	204,596	—	—	—	—	204,596	—	—
Fund investments:
Private credit funds	928,961	—	—	—	—	—	—	928,961
Private equity funds	374,779	—	—	—	—	—	—	374,779
Term loans	98,876	—	—	98,876	—	—	—	—
Direct private equity investments	67,515	—	—	—	—	—	—	67,515
Total other investments, at fair value	1,674,727	—	—	98,876	—	204,596	—	1,371,255

Investments in other ventures, under equity method	101,103	—	—	—	—	—	—	101,103

Total investments	$17,650,310	$4,098,679	$8,337,702	$1,237,008	$1,149,213	$1,169,922	$90,310	$1,567,476
	100.0%	23.2%	47.2%	7.0%	6.5%	6.6%	0.5%	8.9%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

26

Other Items
Earnings per Share

	Three months ended		Nine months ended
(common shares in thousands)	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$193,988	$(825,344)	$949,075	$(1,544,670)
Amount allocated to participating common shareholders (1)	(2,637)	(306)	(14,108)	(813)
Net income (loss) allocated to RenaissanceRe common shareholders	$191,351	$(825,650)	$934,967	$(1,545,483)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	50,261	42,837	46,345	43,121
Per common share equivalents of non-vested shares (2)	97	—	106	—
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	50,358	42,837	46,451	43,121
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.81	$(19.27)	$20.17	$(35.84)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.80	$(19.27)	$20.13	$(35.84)
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) corporate expenses associated with the acquisition of Validus, (4) the income tax expense or benefit associated with these adjustments and (5) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to investors because they more accurately measure and predict the Company’s results of operations by removing the variability arising from the listed adjustments. The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.”

28

Comments on Non-GAAP Financial Measures

	Three months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$193,988	$(825,344)	$949,075	$(1,544,670)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	260,561	514,508	266,203	1,808,711
Adjustment for net foreign exchange losses (gains)	25,886	1,383	53,877	67,690
Adjustment for corporate expenses associated with the acquisition of Validus	3,373	—	14,714	—
Adjustment for income tax expense (benefit) (1)	(10,048)	7,269	(8,961)	(77,331)
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	(51,457)	(94,490)	(85,162)	(260,997)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$422,303	$(396,674)	$1,189,746	$(6,597)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.80	$(19.27)	$20.13	$(35.84)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	5.17	12.01	5.73	41.95
Adjustment for net foreign exchange losses (gains)	0.51	0.03	1.16	1.57
Adjustment for corporate expenses associated with the acquisition of Validus	0.07	—	0.32	—
Adjustment for income tax expense (benefit) (1)	(0.20)	0.17	(0.19)	(1.79)
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	(1.02)	(2.21)	(1.83)	(6.05)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$8.33	$(9.27)	$25.32	$(0.16)

Return on average common equity - annualized	11.5%	(72.4)%	22.1%	(40.5)%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	15.5%	45.2%	6.2%	47.3%
Adjustment for net foreign exchange losses (gains)	1.5%	0.1%	1.3%	1.8%
Adjustment for corporate expenses associated with the acquisition of Validus	0.2%	—%	0.3%	—%
Adjustment for income tax expense (benefit) (1)	(0.6)%	0.6%	(0.2)%	(2.0)%
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	(3.1)%	(8.3)%	(2.0)%	(6.8)%
Operating return on average common equity - annualized	25.0%	(34.8)%	27.7%	(0.2)%
(1)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(2)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

29

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	September 30, 2023	December 31, 2022
Book value per common share	$133.63	$104.65
Adjustment for goodwill and other intangibles (1)	(4.92)	(5.84)
Tangible book value per common share	128.71	98.81
Adjustment for accumulated dividends	26.14	25.00
Tangible book value per common share plus accumulated dividends	$154.85	$123.81

Year to date change in book value per common share	27.7%	(20.8)%
Year to date change in book value per common share plus change in accumulated dividends	28.8%	(19.7)%
Year to date change in tangible book value per common share plus change in accumulated dividends	31.4%	(20.6)%
(1)At September 30, 2023 and December 31, 2022, the adjustment for goodwill and other intangibles included $18.2 million and $17.8 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

30

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended September 30, 2023			Three months ended September 30, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$188,781	$(37,910)	$150,871	$107,182	$(19,856)	$87,326
Short term investments	66,722	(27,533)	39,189	11,601	(6,868)	4,733
Equity investments	510	—	510	6,120	—	6,120
Other investments
Catastrophe bonds	54,583	(47,901)	6,682	25,748	(22,041)	3,707
Other	20,031	—	20,031	11,258	—	11,258
Cash and cash equivalents	4,160	(278)	3,882	1,386	(125)	1,261
	334,787	(113,622)	221,165	163,295	(48,890)	114,405
Investment expenses	(5,679)	1,278	(4,401)	(5,502)	1,202	(4,300)
Net investment income	$329,108	$(112,344)	$216,764	$157,793	$(47,688)	$110,105

Net investment income return - annualized	5.7%	(0.8)%	4.9%	3.2%	0.0%	3.2%

Net realized gains (losses) on fixed maturity investments trading	$(121,112)	$25,178	$(95,934)	$(213,493)	$48,702	$(164,791)
Net unrealized gains (losses) on fixed maturity investments trading	(158,226)	19,562	(138,664)	(210,665)	30,069	(180,596)
Net realized and unrealized gains (losses) on investment-related derivatives	30,594	(8,367)	22,227	(55,580)	(842)	(56,422)
Net realized gains (losses) on equity investments	(10)	—	(10)	3,066	—	3,066
Net unrealized gains (losses) on equity investments	2,261	(5)	2,256	(46,301)	4	(46,297)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	32,474	(28,767)	3,707	(126,992)	110,325	(16,667)
Net realized and unrealized gains (losses) on other investments - other	(14,068)	—	(14,068)	8,465	—	8,465
Net realized and unrealized gains (losses) on investments	(228,087)	7,601	(220,486)	(641,500)	188,258	(453,242)
Total investment result	$101,021	$(104,743)	$(3,722)	$(483,707)	$140,570	$(343,137)

Average invested assets	$25,751,710	$(8,300,128)	$17,451,582	$20,745,479	$(6,992,615)	$13,752,864

Total investment return - annualized	2.0%	(2.0)%	0.0%	(8.9)%	(0.7)%	(9.6)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

31

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Nine months ended September 30, 2023			Nine months ended September 30, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$514,020	$(107,894)	$406,126	$246,146	$(39,852)	$206,294
Short term investments	149,903	(73,039)	76,864	17,134	(10,298)	6,836
Equity investments	6,675	—	6,675	13,390	—	13,390
Other investments
Catastrophe bonds	142,936	(123,755)	19,181	63,343	(53,964)	9,379
Other	65,422	—	65,422	23,704	—	23,704
Cash and cash equivalents	13,009	(765)	12,244	1,250	(113)	1,137
	891,965	(305,453)	586,512	364,967	(104,227)	260,740
Investment expenses	(15,817)	3,393	(12,424)	(16,272)	3,295	(12,977)
Net investment income	$876,148	$(302,060)	$574,088	$348,695	$(100,932)	$247,763

Net investment income return - annualized	5.1%	(0.4)%	4.7%	2.3%	0.1%	2.4%

Net realized gains (losses) on fixed maturity investments trading	$(300,089)	$49,948	$(250,141)	$(621,799)	$109,216	$(512,583)
Net unrealized gains (losses) on fixed maturity investments trading	14,007	4,317	18,324	(824,662)	108,546	(716,116)
Net realized and unrealized gains (losses) on investment-related derivatives	(22,295)	(4,078)	(26,373)	(161,946)	(1,571)	(163,517)
Net realized gains (losses) on equity investments	(27,503)	—	(27,503)	38,638	—	38,638
Net unrealized gains (losses) on equity investments	62,039	3	62,042	(222,074)	(2)	(222,076)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	94,786	(83,395)	11,391	(159,913)	138,499	(21,414)
Net realized and unrealized gains (losses) on other investments - other	7,638	—	7,638	(16,868)	—	(16,868)
Net realized and unrealized gains (losses) on investments	(171,417)	(33,205)	(204,622)	(1,968,624)	354,688	(1,613,936)
Total investment result	$704,731	$(335,265)	$369,466	$(1,619,929)	$253,756	$(1,366,173)

Average invested assets	$24,233,329	$(8,022,445)	$16,210,884	$20,946,208	$(6,858,575)	$14,087,633

Total investment return - annualized	4.2%	(1.1)%	3.1%	(10.1)%	(2.6)%	(12.7)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

32

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to "retained total investments."

	September 30, 2023			December 31, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$8,587,946	$(1,586,432)	$7,001,514	$7,180,129	$(1,407,827)	$5,772,302
Corporate (4)	4,482,082	(1,087,058)	3,395,024	4,390,568	(998,439)	3,392,129
Agencies	460,936	(113,412)	347,524	395,149	(81,312)	313,837
Non-U.S. government	403,758	(72,539)	331,219	383,838	(51,582)	332,256
Residential mortgage-backed	806,120	(229,247)	576,873	710,429	(192,368)	518,061
Commercial mortgage-backed	210,942	(71,844)	139,098	213,987	(64,006)	149,981
Asset-backed	1,131,262	(92,608)	1,038,654	1,077,302	(51,540)	1,025,762
Total fixed maturity investments trading, at fair value	16,083,046	(3,253,140)	12,829,906	14,351,402	(2,847,074)	11,504,328

Short term investments, at fair value	6,519,207	(3,569,751)	2,949,456	4,669,272	(3,537,864)	1,131,408

Equity investments, at fair value	95,342	(224)	95,118	625,058	(188)	624,870

Other investments, at fair value
Catastrophe bonds	1,697,810	(1,493,214)	204,596	1,241,468	(1,032,354)	209,114
Fund investments:
Private credit funds	928,961	—	928,961	771,383	—	771,383
Private equity funds	374,779	—	374,779	315,323	—	315,323
Term loans	98,876	—	98,876	100,000	—	100,000
Direct private equity investments	67,515	—	67,515	66,780	—	66,780
Total other investments, at fair value	3,167,941	(1,493,214)	1,674,727	2,494,954	(1,032,354)	1,462,600

Investments in other ventures, under equity method	101,103	—	101,103	79,750	—	79,750

Total investments	$25,966,639	$(8,316,329)	$17,650,310	$22,220,436	$(7,417,480)	$14,802,956
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

33

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss)".

	September 30, 2023			December 31, 2022
Type of Investment	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$(241,754)	$16,259	$(225,495)	$(186,451)	$18,305	$(168,146)
Corporate (4)	(276,457)	33,572	(242,885)	(331,461)	31,216	(300,245)
Other (5)	(153,311)	36,544	(116,767)	(169,237)	28,448	(140,789)
Total fixed maturity investments trading, at fair value	(671,522)	86,375	(585,147)	(687,149)	77,969	(609,180)
Short term investments, at fair value	(1,800)	1,373	(427)	(2,309)	1,492	(817)
Equity investments, at fair value	51,448	(7)	51,441	(10,590)	(10)	(10,600)
Other investments, at fair value
Catastrophe bonds	(85,921)	48,278	(37,643)	(182,798)	130,957	(51,841)
Fund investments	139,252	—	139,252	111,423	—	111,423
Direct private equity investments	(30,749)	—	(30,749)	(31,484)	—	(31,484)
Total other investments, at fair value	22,582	48,278	70,860	(102,859)	130,957	28,098
Total investments	$(599,292)	$136,019	$(463,273)	$(802,907)	$210,408	$(592,499)

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$(11.43)			$(13.93)

(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $585.1 million and $609.2 million at September 30, 2023 and December 31, 2022, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

34

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to "operating (income) loss attributable to redeemable noncontrolling interests."

	Three months ended		Nine months ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(213,695)	$372,429	$(655,986)	$335,010
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	35,449	80,550	49,404	216,169
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	16,008	13,940	35,758	44,828
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	51,457	94,490	85,162	260,997
Operating (income) loss attributable to redeemable noncontrolling interests	$(265,152)	$277,939	$(741,148)	$74,013
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

35